UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 18, 2020, the board of directors (the “Board”) of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) approved the renewal of the advisory agreement (as amended from time to time, the “Advisory Agreement”) by and among NorthStar Healthcare, NorthStar Healthcare Income Operating Partnership, LP (the “Operating Partnership”), CNI NSHC Advisors, LLC (formerly NSAM J-NSHC Ltd), NorthStar Healthcare’s advisor (the “Advisor”), and Colony Capital, Inc. (formerly NorthStar Asset Management Group Inc.), NorthStar Healthcare’s sponsor (the “Sponsor”). The Advisory Agreement was renewed for an additional one-year term commencing on June 30, 2020 upon terms identical to those in effect through June 30, 2020, but for the elimination of the Disposition Fees (as defined in the Advisory Agreement). In connection therewith, on June 22, 2020, NorthStar Healthcare, the Operating Partnership, the Advisor and the Sponsor entered into Amendment No. 2 to the Advisory Agreement (“Amendment No. 2”) to remove the Disposition Fees, to be effective June 30, 2020. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar Healthcare, including asset management services, acquisition services, accounting services and stockholder services.

The foregoing description of the Advisory Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by, the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2014, Amendment No. 1 to the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the SEC on December 26, 2017, and Amendment No. 2 attached to this Current Report on Form 8-K as Exhibit 10.1, which agreement as amended is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) NorthStar Healthcare held its 2020 annual meeting of stockholders (the “Meeting”) on June 18, 2020. At the close of business on April 8, 2020, the record date for the Meeting, there were 189,191,862 shares of NorthStar Healthcare’s common stock outstanding and entitled to vote. Holders of 101,656,016 shares of common stock, representing a like number of votes, were present at the Meeting, either in person or by proxy.

(b) Matters voted upon by stockholders were as follows:

Proposal 1. At the Meeting, each of the following individuals were elected to the Board to serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualified, by the following vote:

Nominees	Votes For	Votes Withheld	Broker Non-Vote
Justin Chang	53,798,202	9,321,171	38,536,643
Ronald J. Jeanneault	53,731,284	9,388,089	38,536,643
Gregory A. Samay	53,863,344	9,256,029	38,536,643
Jack F. Smith, Jr.	53,846,472	9,272,901	38,536,643
T. Andrew Smith	53,986,301	9,133,072	38,536,643

Proposal 2. At the Meeting, stockholders ratified the appointment of Grant Thornton LLP as NorthStar Healthcare’s independent registered public accounting firm for the fiscal year ending December 31, 2020, by the following vote:

For	Against	Abstained
95,932,903	3,198,679	2,524,434

Item 9.01	Financial Statements and Exhibits.
(d) Exhibit.

Exhibit No,	Description
10.1
Amendment No.2 to Advisory Agreement dated as of June 22, 2020 by and among NorthStar Healthcare Income, Inc., NorthStar Healthcare Income Operating Partnership, LP, CNI NSHC Advisors, LLC and Colony Capital, Inc. (f/k/a Colony NorthStar, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: June 23, 2020	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

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